Exhibit 5.14

March 28, 2017

Omega Healthcare Investors, Inc.

200 International Circle

Suite 3500

Hunt Valley, Maryland 21030

Re:         Post-Effective Amendment No. 2 to Registration Statement on Form S-3 (Registration No. 333-208710)

Ladies and Gentlemen:

We have acted as counsel to Omega Healthcare Investors, Inc., a Maryland corporation (the “Company”) in connection with a Registration Statement on Form S-3 (the “Initial Registration Statement”) filed with the with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”) on December 22, 2015, as amended by Post-Effective Amendment No. 1 dated as of June 30, 2016 (“Amendment No. 1”) and Post-Effective Amendment No. 2 dated as of the date hereof (“Amendment No. 2” and together with the Initial Registration Statement and Amendment No. 1, the “Registration Statement”), being filed by the Company with the Commission under the Act. The Registration Statement relates to (i) debt securities of the Company (the “Debt Securities”), which may be issued under one or more series under one or more indentures or supplemental indentures (the “Indentures”) proposed to be entered into with one or more indenture trustees (each, an “Indenture Trustee”) and (ii) guarantees by one or more of the Company or the Registrant Guarantors (as such term is defined below) of the Debt Securities, including guarantees by one or more of the New Registrant Guarantors (as such term is defined below) (the “New Guarantees,” along with all such guarantees described in this subsection (ii) and together with the Debt Securities are collectively referred to herein as the “Securities”). An indeterminate amount of the Securities may be offered at indeterminate prices from time to time by the Company as set forth in the Registration Statement, any amendment thereto, the prospectus contained therein (the “Prospectus”) and supplements to the Prospectus (the “Prospectus Supplements”) filed pursuant to Rule 415 under the Act.

We have also acted as counsel to each of the subsidiaries of the Company listed on Schedule A (each a “New Registrant Guarantor” and collectively, the “New Registrant Guarantors”) and the subsidiaries of the Company listed on Schedule B (the “Existing Registrant Guarantors,” and collectively, with the New Registrant Guarantors, the “Registrant Guarantors”).

The Securities will be issued under an applicable Indenture to be entered into among the Company, the Registrant Guarantors and an Indenture Trustee. The Indentures together with the Registration Statement (including all exhibits thereto), the Prospectus, the Prospectus Supplements, the Debt Securities and the Guarantees are collectively referred to as the “Transaction Documents.”

In connection herewith, we have examined and relied without investigation, as to matters of fact, upon the Registration Statement and the exhibits thereto and such certificates, statements and results of inquiries of public officials and officers and representatives of the Company and the Registrant Guarantors and originals or copies, certified or otherwise identified to our satisfaction, of such other documents, corporate (or analogous) records, certificates and instruments as we have deemed necessary or appropriate to enable us to render the opinions expressed herein. We have assumed the genuineness of all signatures on all documents examined by us, the legal competence and capacity of natural persons, the authenticity of documents submitted to us as originals, and the conformity with authentic original documents of all documents submitted to us as copies or by facsimile or other means of electronic transmission, or which we obtained from the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“Edgar”) or other sites maintained by a court or governmental authority or regulatory body and the authenticity of the originals of such latter documents. If any document we examined in printed, word processed or similar form has been filed with the Commission on Edgar or such court or governmental authority or regulatory body, we have assumed that the document so filed is identical to the document we examined except for formatting changes. When relevant facts were not independently established, we have relied without independent

Omega Healthcare Investors, Inc.

March 28, 2017

investigation as to matters of fact upon statements of governmental officials and upon representations made in or pursuant to certificates and statements of appropriate representatives of the Company and the Registrant Guarantors.

We also have assumed that (i) at the time of execution, authentication, issuance and delivery of the Debt Securities and (ii) at the time of execution, issuance and delivery of the New Guarantees, the applicable Indenture will be the valid and legally binding obligation of the Indenture Trustee, enforceable against such Indenture Trustee in accordance with its terms.

We have assumed further that (i) at the time of execution, authentication, issuance and delivery of any of the Debt Securities, the applicable Indenture will be in full force and effect and will not have been terminated or rescinded by the Company or the Indenture Trustee and at the time of issuance and sale of any of the Debt Securities, the terms of such Debt Securities, and their issuance and sale, will have been established so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and (ii) at the time of execution, issuance and delivery of any New Guarantee offered by any New Registrant Guarantor, the New Guarantee will have been duly authorized, executed and delivered by such New Registrant Guarantor and will be in full force and effect and will not have been terminated or rescinded by such New Registrant Guarantor and at the time of issuance and sale of any New Guarantee by any New Registrant Guarantor, the terms of the New Guarantee, and its issuance and sale, will have been established so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon such New Registrant Guarantor, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over such New Registrant Guarantor.

Based upon the foregoing, in reliance thereon, and subject to the assumptions, comments, qualifications, limitations and exceptions stated herein and the effectiveness of the Registration Statement under the Act, we are of the opinion that:

1.	With respect to the Debt Securities, assuming the (a) taking of all necessary corporate action to authorize and approve the issuance and terms of any Debt Securities, the terms of the offering thereof and related matters by the Board of Directors of the Company, a duly constituted and acting committee of such board or duly authorized officers of the Company (such Board of Directors, committee or authorized officers being referred to herein as the “Board”) and (b) due execution, authentication, issuance and delivery of such Debt Securities, upon payment of the consideration therefor provided for in the applicable definitive purchase, underwriting or similar agreement approved by the Board and otherwise in accordance with the provisions of the applicable Indenture, such Debt Securities will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

2.	With respect to the New Guarantees, assuming the (a) taking of all necessary entity action to authorize and approve the issuance and terms of the New Guarantees, the terms of the offering thereof and related matters and (b) due execution, issuance and delivery of the New Guarantees upon payment of the consideration therefor provided for in the applicable definitive purchase, underwriting or similar agreement approved by each New Registrant Guarantor’s board of directors, general partners or managers, or any authorized committee thereof, or by each New Registrant Guarantor’s members, as applicable, and otherwise in accordance with the provisions of the applicable Indenture, any supplemental indenture to be entered into in connection with the issuance of such New Guarantees, such New Guarantees will constitute valid and binding obligations of the New Registrant Guarantors, enforceable against such New Registrant Guarantors in accordance with their terms.

In addition to the assumptions, comments, qualifications, limitations and exceptions set forth above, the opinions set forth herein are further limited by, subject to and based upon the following assumptions, comments, qualifications, limitations and exceptions:

(a) Our opinions set forth herein reflect only the application of applicable New York State law (excluding the securities, blue sky and criminal laws of such state, as to which we express no opinion), and to the

Omega Healthcare Investors, Inc.

March 28, 2017

extent required by the foregoing opinions, the Delaware Limited Liability Company Act (6 Delaware Code Chapter 18), the Maryland General Corporation Law (Titles 1-3, Corporations and Associations, Maryland Code), and the Maryland Limited Liability Company Act (Title 4A, Corporations and Associations, Maryland Code) (the jurisdictions referred to in this sentence being sometimes collectively referred to herein as the “Opinion Jurisdictions” and the laws of the states of Delaware and Maryland, set forth in this section are referred to as the “Opinion Delaware and Maryland Laws”). The opinions set forth herein are made as of the date hereof and are subject to, and may be limited by, future changes in the factual matters set forth herein, and we undertake no duty to advise you of the same. The opinions expressed herein are based upon the law in effect (and published or otherwise generally available) on the date hereof, and we assume no obligation to revise or supplement these opinions should such law be changed by legislative action, judicial decision or otherwise. In rendering our opinion, we have not considered, and hereby disclaim any opinion as to, the application or impact of the laws of any jurisdiction other than the Opinion Jurisdictions and in the case of Delaware and Maryland, any laws of such States other than the Opinion Delaware and Maryland Laws (excluding any judicial or interpretive laws).

(b) Our opinions herein are subject to and may be limited by (i) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting or relating to the rights and remedies of creditors generally including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination; (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law); (iii) an implied covenant of good faith and fair dealing; (iv) requirements that a claim with respect to the Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars with respect to such a claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law; and (v) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign or composite currency.

(c) Our opinions are further subject to the effect of generally applicable rules of law arising from statutes, judicial and administrative decisions, and the rules and regulations of governmental authorities that: (i) limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness; (ii) limit the availability of a remedy under certain circumstances where another remedy has been elected; (iii) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves negligence, recklessness, willful misconduct or unlawful conduct; (iv) may, where less than all of the contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange; and (v) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys’ fees.

(d) We express no opinion as to the enforceability of any rights to indemnification or contribution provided for in any Transaction Document which are violative of public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation) or the legality of such rights.

(e) We express no opinion as to the enforceability of (i) any provision in any Transaction Document purporting or attempting to (A) confer exclusive jurisdiction and/or venue upon certain courts or otherwise waive the defenses of forum non conveniens or improper venue, (B) confer subject matter jurisdiction on a court not having independent grounds therefor, (C) modify or waive the requirements for effective service of process for any action that may be brought, (D) waive the right of the Company, any Registrant Guarantor or any other person to a trial by jury, (E) provide that remedies are cumulative or that decisions by a party are conclusive, or (F) modify or waive the rights to notice, legal defenses, statutes of limitations or other benefits that cannot be waived under applicable law or (ii) any choice of law provision of any Transaction Document.

(f) We express no opinion as to the validity, binding effect or enforceability of any provision in the Indenture, any Debt Security or Guarantee that (i) purports to create joint and several liability for affiliated obligors except to the extent that each such affiliated obligor may be determined to have benefited from the

Omega Healthcare Investors, Inc.

March 28, 2017

incurrence of the obligations by its affiliated obligors or whether such benefit may be measured other than by the extent to which the proceeds of the obligations incurred by its affiliated obligors are, directly or indirectly, made available to such affiliated obligor for its corporate, limited liability company or other analogous purposes or (ii) seeks to preserve the solvency of any Registrant Guarantor by purporting to limit the amount of the liability of, and/or to provide rights of contribution in favor of, such Registrant Guarantor.

(g) You have informed us that you intend to issue the Securities from time to time on a delayed or continuous basis, and this opinion is limited to the laws, including the rules and regulations, as in effect on the date hereof. We understand that prior to issuing any Securities you will afford us an opportunity to review the operative documents pursuant to which such Securities are to be issued (including the applicable Prospectus Supplement) and will file such supplement or amendment to this opinion letter (if any) as we may reasonably consider necessary or appropriate by reason of the terms of such Securities.

We do not render any opinions except as set forth above. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name under the caption “Legal Matters” in the Prospectus. In giving such consent, we do not thereby concede that we are within the category of persons whose consent is required under Section 7 of the Act or the Rules and Regulations of the Commission thereunder.

Very truly yours,

/s/ Bryan Cave LLP

Omega Healthcare Investors, Inc.

Schedule A

Schedule A

New Registrant Guarantors	State or other jurisdiction of formation
Cuyahoga Falls Property II, L.L.C.	Delaware
OHI Asset (CO) Brighton, LLC	Delaware
OHI Asset (CO) Denver, LLC	Delaware
OHI Asset (CO) Mesa, LLC	Delaware
OHI Asset (FL) Graceville, LLC	Delaware
OHI Asset (FL) Marianna, LLC	Delaware
OHI Asset (FL) Middleburg, LLC	Delaware
OHI Asset (FL) Port St. Joe, LLC	Delaware
OHI Asset (FL) Sebring, LLC	Delaware
OHI Asset (GA) Cordele, LLC	Delaware
OHI Asset (KY) Beattyville, LLC	Delaware
OHI Asset (KY) Louisville - 1120 Cristland, LLC	Delaware
OHI Asset (KY) Louisville - 2529 Six Mile Lane, LLC	Delaware
OHI Asset (KY) Morgantown, LLC	Delaware
OHI Asset (KY) Owensboro, LLC	Delaware
OHI Asset (MO) Jackson, LLC	Delaware
OHI Asset (SC) Five Forks, LLC	Delaware
OHI Asset (SC) Greenville Cottages, LLC	Delaware
OHI Asset (TN) Cleveland, LLC	Delaware
OHI Asset (TN) Columbia, LLC	Delaware
OHI Asset (TN) Elizabethton, LLC	Delaware
OHI Asset (TN) Jamestown, LLC	Delaware
OHI Asset (TN) Memphis - 1150 Dovecrest, LLC	Delaware
OHI Asset (TN) Monteagle, LLC	Delaware
OHI Asset (TN) Monterey, LLC	Delaware
OHI Asset (TN) Mountain City, LLC	Delaware
OHI Asset (TN) Nashville, LLC	Delaware
OHI Asset (TN) Pigeon Forge, LLC	Delaware
OHI Asset (TN) Rockwood, LLC	Delaware
OHI Asset (TN) Rogersville - 109 Highway 70 North, LLC	Delaware
OHI Asset (TN) South Pittsburg, LLC	Delaware
OHI Asset (TN) Spring City, LLC	Delaware
OHI Asset (TN) Westmoreland, LLC	Delaware
OHI Asset (TX) Athens, LLC	Delaware
OHI Asset (TX) Longview, LLC	Delaware
OHI Asset (TX) Winnsboro ALF, LLC	Delaware
OHI Asset (VA) Midlothian, LLC	Delaware
OHI Asset S-W, LLC	Delaware
Twinsburg Ohio Property, LLC	Delaware
Weston ALF Property, LLC	Delaware

Omega Healthcare Investors, Inc.

Schedule B

Schedule B

Existing Registrant Guarantors	State or other jurisdiction of formation
11900 East Artesia Boulevard, LLC	California
1200 Ely Street Holdings Co. LLC	Michigan
13922 Cerise Avenue, LLC	California
1628 B Street, LLC	California
2400 Parkside Drive, LLC	California
2425 Teller Avenue, LLC	Colorado
245 East Wilshire Avenue, LLC	California
3232 Artesia Real Estate, LLC	California
3806 Clayton Road, LLC	California
42235 County Road Holdings Co. LLC	Michigan
446 Sycamore Road, L.L.C.	Delaware
48 High Point Road, LLC	Maryland
523 Hayes Lane, LLC	California
637 East Romie Lane, LLC	California
Alamogordo Aviv, L.L.C.	New Mexico
Albany Street Property, L.L.C.	Delaware
Arizona Lessor - Infinia, LLC	Maryland
Arkansas Aviv, L.L.C.	Delaware
Arma Yates, L.L.C.	Delaware
Avery Street Property, L.L.C	Delaware
Aviv Asset Management, L.L.C.	Delaware
Aviv Financing I, L.L.C.	Delaware
Aviv Financing II, L.L.C.	Delaware
Aviv Financing III, L.L.C.	Delaware
Aviv Financing IV, L.L.C.	Delaware
Aviv Financing V, L.L.C.	Delaware
Aviv Foothills, L.L.C.	Delaware
Aviv Healthcare Properties Operating Partnership I, L.P.	Delaware
Aviv Liberty, L.L.C.	Delaware
Avon Ohio, L.L.C.	Delaware
Bala Cynwyd Real Estate, LP	Pennsylvania
Bayside Colorado Healthcare Associates, LLC	Colorado
Bayside Street II, LLC	Delaware
Bayside Street, LLC	Maryland
Belleville Illinois, L.L.C.	Delaware
Bellingham II Associates, L.L.C.	Delaware
Bethel ALF Property, L.L.C.	Delaware
BHG Aviv, L.L.C.	Delaware
Biglerville Road, L.L.C.	Delaware
Bonham Texas, L.L.C.	Delaware
Bradenton ALF Property, L.L.C.	Delaware
Burton NH Property, L.L.C.	Delaware
California Aviv Two, L.L.C.	Delaware
California Aviv, L.L.C.	Delaware
Camas Associates, L.L.C.	Delaware
Canton Health Care Land, LLC	Ohio
Carnegie Gardens LLC	Delaware
Casa/Sierra California Associates, L.L.C.	Delaware
CFG 2115 Woodstock Place LLC	Delaware

Omega Healthcare Investors, Inc.

Schedule B

Existing Registrant Guarantors	State or other jurisdiction of formation
Champaign Williamson Franklin, L.L.C.	Delaware
Chardon Ohio Property Holdings, L.L.C.	Delaware
Chardon Ohio Property, L.L.C.	Delaware
Chatham Aviv, L.L.C.	Delaware
Chippewa Valley, L.L.C.	Illinois
CHR Bartow LLC	Delaware
CHR Boca Raton LLC	Delaware
CHR Bradenton LLC	Delaware
CHR Cape Coral LLC	Delaware
CHR Fort Myers LLC	Delaware
CHR Fort Walton Beach LLC	Delaware
CHR Lake Wales LLC	Delaware
CHR Lakeland LLC	Delaware
CHR Pompano Beach Broward LLC	Delaware
CHR Pompano Beach LLC	Delaware
CHR Sanford LLC	Delaware
CHR Spring Hill LLC	Delaware
CHR St. Pete Bay LLC	Delaware
CHR St. Pete Egret LLC	Delaware
CHR Tampa Carrollwood LLC	Delaware
CHR Tampa LLC	Delaware
CHR Tarpon Springs LLC	Delaware
CHR Titusville LLC	Delaware
Clarkston Care, L.L.C.	Delaware
Clayton Associates, L.L.C.	New Mexico
Colonial Gardens, LLC	Ohio
Colonial Madison Associates, L.L.C.	Delaware
Colorado Lessor - Conifer, LLC	Maryland
Columbus Texas Aviv, L.L.C.	Delaware
Columbus Western Avenue, L.L.C.	Delaware
Colville Washington Property, L.L.C.	Delaware
Commerce Nursing Homes, L.L.C.	Illinois
Commerce Sterling Hart Drive, L.L.C.	Delaware
Conroe Rigby Owen Road, L.L.C.	Delaware
CR Aviv, L.L.C.	Delaware
Crete Plus Five Property, L.L.C.	Delaware
Crooked River Road, L.L.C.	Delaware
CSE Albany LLC	Delaware
CSE Amarillo LLC	Delaware
CSE Arden L.P.	Delaware
CSE Augusta LLC	Delaware
CSE Bedford LLC	Delaware
CSE Blountville LLC	Delaware
CSE Bolivar LLC	Delaware
CSE Cambridge LLC	Delaware
CSE Cambridge Realty LLC	Delaware
CSE Camden LLC	Delaware
CSE Canton LLC	Delaware
CSE Casablanca Holdings II LLC	Delaware
CSE Casablanca Holdings LLC	Delaware
CSE Cedar Rapids LLC	Delaware
CSE Centennial Village, LP	Delaware

Omega Healthcare Investors, Inc.

Schedule B

Existing Registrant Guarantors	State or other jurisdiction of formation
CSE Chelmsford LLC	Delaware
CSE Chesterton LLC	Delaware
CSE Claremont LLC	Delaware
CSE Corpus North LLC	Delaware
CSE Denver Iliff LLC	Delaware
CSE Denver LLC	Delaware
CSE Douglas LLC	Delaware
CSE Elkton LLC	Delaware
CSE Elkton Realty LLC	Delaware
CSE Fairhaven LLC	Delaware
CSE Fort Wayne LLC	Delaware
CSE Frankston LLC	Delaware
CSE Georgetown LLC	Delaware
CSE Green Bay LLC	Delaware
CSE Hilliard LLC	Delaware
CSE Huntingdon LLC	Delaware
CSE Huntsville LLC	Delaware
CSE Indianapolis-Continental LLC	Delaware
CSE Indianapolis-Greenbriar LLC	Delaware
CSE Jacinto City LLC	Delaware
CSE Jefferson City LLC	Delaware
CSE Jeffersonville-Hillcrest Center LLC	Delaware
CSE Jeffersonville-Jennings House LLC	Delaware
CSE Kerrville LLC	Delaware
CSE King L.P.	Delaware
CSE Kingsport LLC	Delaware
CSE Knightdale L.P.	Delaware
CSE Lake City LLC	Delaware
CSE Lake Worth LLC	Delaware
CSE Lakewood LLC	Delaware
CSE Las Vegas LLC	Delaware
CSE Lawrenceburg LLC	Delaware
CSE Lenoir L.P.	Delaware
CSE Lexington Park LLC	Delaware
CSE Lexington Park Realty LLC	Delaware
CSE Ligonier LLC	Delaware
CSE Live Oak LLC	Delaware
CSE Lowell LLC	Delaware
CSE Marianna Holdings LLC	Delaware
CSE Memphis LLC	Delaware
CSE Mobile LLC	Delaware
CSE Moore LLC	Delaware
CSE North Carolina Holdings I LLC	Delaware
CSE North Carolina Holdings II LLC	Delaware
CSE Omro LLC	Delaware
CSE Orange Park LLC	Delaware
CSE Orlando-Pinar Terrace Manor LLC	Delaware
CSE Orlando-Terra Vista Rehab LLC	Delaware
CSE Pennsylvania Holdings, LP	Delaware
CSE Piggott LLC	Delaware
CSE Pilot Point LLC	Delaware
CSE Pine View LLC	Delaware

Omega Healthcare Investors, Inc.

Schedule B

Existing Registrant Guarantors	State or other jurisdiction of formation
CSE Ponca City LLC	Delaware
CSE Port St. Lucie LLC	Delaware
CSE Richmond LLC	Delaware
CSE Ripley LLC	Delaware
CSE Ripon LLC	Delaware
CSE Safford LLC	Delaware
CSE Salina LLC	Delaware
CSE Seminole LLC	Delaware
CSE Shawnee LLC	Delaware
CSE Spring Branch LLC	Delaware
CSE Stillwater LLC	Delaware
CSE Taylorsville LLC	Delaware
CSE Texarkana LLC	Delaware
CSE Texas City LLC	Delaware
CSE The Village LLC	Delaware
CSE Upland LLC	Delaware
CSE Walnut Cove L.P.	Delaware
CSE West Point LLC	Delaware
CSE Whitehouse LLC	Delaware
CSE Williamsport LLC	Delaware
CSE Winter Haven LLC	Delaware
CSE Woodfin L.P.	Delaware
CSE Yorktown LLC	Delaware
Cuyahoga Falls Property, L.L.C.	Delaware
Dallas Two Property, L.L.C.	Delaware
Danbury ALF Property, L.L.C.	Delaware
Darien ALF Property, L.L.C.	Delaware
Delta Investors I, LLC	Maryland
Delta Investors II, LLC	Maryland
Denison Texas, L.L.C.	Delaware
Desert Lane LLC	Delaware
Dixie White House Nursing Home, LLC	Mississippi
Dixon Health Care Center, LLC	Ohio
East Rollins Street, L.L.C.	Delaware
Edgewood Drive Property, L.L.C.	Delaware
Effingham Associates, L.L.C.	Illinois
Elite Mattoon, L.L.C.	Delaware
Elite Yorkville, L.L.C.	Delaware
Encanto Senior Care, LLC	Arizona
Falcon Four Property Holding, L.L.C.	Delaware
Falcon Four Property, L.L.C.	Delaware
Falfurrias Texas, L.L.C.	Delaware
Florida ALF Properties, L.L.C.	Delaware
Florida Four Properties, L.L.C.	Delaware
Florida Lessor – Meadowview, LLC	Maryland
Florida Real Estate Company, LLC	Florida
Fort Stockton Property, L.L.C.	Delaware
Four Fountains Aviv, L.L.C.	Delaware
Fredericksburg South Adams Street, L.L.C.	Delaware
Freewater Oregon, L.L.C.	Delaware
Fullerton California, L.L.C.	Delaware
G&L Gardens, LLC	Arizona

Omega Healthcare Investors, Inc.

Schedule B

Existing Registrant Guarantors	State or other jurisdiction of formation
Gardnerville Property, L.L.C.	Delaware
Georgia Lessor - Bonterra/Parkview, LLC	Maryland
Germantown Property, L.L.C.	Delaware
Giltex Care, L.L.C.	Delaware
Glendale NH Property, L.L.C.	Delaware
Golden Hill Real Estate Company, LLC	California
Gonzales Texas Property, L.L.C.	Delaware
Great Bend Property, L.L.C.	Delaware
Greenbough, LLC	Delaware
Greenville Kentucky Property, L.L.C.	Delaware
Heritage Monterey Associates, L.L.C.	Illinois
HHM Aviv, L.L.C.	Delaware
Hidden Acres Property, L.L.C.	Delaware
Highland Leasehold, L.L.C.	Delaware
Hobbs Associates, L.L.C.	Illinois
Hot Springs Atrium Owner, LLC	Delaware
Hot Springs Aviv, L.L.C.	Delaware
Hot Springs Cottages Owner, LLC	Delaware
Hot Springs Marina Owner, LLC	Delaware
Houston Texas Aviv, L.L.C.	Delaware
Hutchinson Kansas, L.L.C.	Delaware
Hutton I Land, LLC	Ohio
Hutton II Land, LLC	Ohio
Hutton III Land, LLC	Ohio
Idaho Associates, L.L.C.	Illinois
Illinois Missouri Properties, L.L.C.	Delaware
Indiana Lessor – Wellington Manor, LLC	Maryland
Iowa Lincoln County Property, L.L.C.	Delaware
Jasper Springhill Street, L.L.C.	Delaware
Kansas Five Property, L.L.C.	Delaware
Karan Associates Two, L.L.C.	Delaware
Karan Associates, L.L.C.	Delaware
Karissa Court Property, L.L.C.	Delaware
KB Northwest Associates, L.L.C.	Delaware
Kentucky NH Properties, L.L.C.	Delaware
Kingsville Texas, L.L.C.	Delaware
LAD I Real Estate Company, LLC	Delaware
Leatherman 90-1, LLC	Ohio
Leatherman Partnership 89-1, LLC	Ohio
Leatherman Partnership 89-2, LLC	Ohio
Louisville Dutchmans Property, L.L.C.	Delaware
Magnolia Drive Property, L.L.C.	Delaware
Manor Associates, L.L.C.	Delaware
Mansfield Aviv, L.L.C.	Delaware
Massachusetts Nursing Homes, L.L.C.	Delaware
McCarthy Street Property, L.L.C.	Delaware
Meridian Arms Land, LLC	Ohio
Minnesota Associates, L.L.C.	Delaware
Mishawaka Property, L.L.C.	Delaware
Missouri Associates, L.L.C.	Delaware
Missouri Regency Associates, L.L.C.	Delaware
Montana Associates, L.L.C.	Illinois

Omega Healthcare Investors, Inc.

Schedule B

Existing Registrant Guarantors	State or other jurisdiction of formation
Monterey Park Leasehold Mortgage, L.L.C.	Delaware
Mount Washington Property, L.L.C.	Delaware
Mt. Vernon Texas, L.L.C.	Delaware
Murray County, L.L.C.	Delaware
Muscatine Toledo Properties, L.L.C.	Delaware
N.M. Bloomfield Three Plus One Limited Company	New Mexico
N.M. Espanola Three Plus One Limited Company	New Mexico
N.M. Lordsburg Three Plus One Limited Company	New Mexico
N.M. Silver City Three Plus One Limited Company	New Mexico
New Hope Property, L.L.C.	Delaware
Newtown ALF Property, L.L.C.	Delaware
Nicholasville Kentucky Property, L.L.C.	Delaware
North Las Vegas LLC	Delaware
North Royalton Ohio Property, L.L.C.	Delaware
Norwalk ALF Property, L.L.C.	Delaware
NRS Ventures, L.L.C.	Delaware
Oakland Nursing Homes, L.L.C.	Delaware
Ocean Springs Nursing Home, LLC	Mississippi
October Associates, L.L.C.	Delaware
Ogden Associates, L.L.C.	Delaware
OHI (Connecticut), LLC	Connecticut
OHI (Illinois), LLC	Illinois
OHI (Indiana), LLC	Indiana
OHI (Iowa), LLC	Iowa
OHI Asset (AR) Ash Flat, LLC	Delaware
OHI Asset (AR) Camden, LLC	Delaware
OHI Asset (AR) Conway, LLC	Delaware
OHI Asset (AR) Des Arc, LLC	Delaware
OHI Asset (AR) Hot Springs, LLC	Delaware
OHI Asset (AR) Malvern, LLC	Delaware
OHI Asset (AR) Mena, LLC	Delaware
OHI Asset (AR) Pocahontas, LLC	Delaware
OHI Asset (AR) Sheridan, LLC	Delaware
OHI Asset (AR) Walnut Ridge, LLC	Delaware
OHI Asset (AZ) Austin House, LLC	Delaware
OHI Asset (CA), LLC	Delaware
OHI Asset (CO), LLC	Delaware
OHI Asset (CT) Lender, LLC	Delaware
OHI Asset (FL) Eustis, LLC	Delaware
OHI Asset (FL) Lake Placid, LLC	Delaware
OHI Asset (FL) Lender, LLC	Delaware
OHI Asset (FL) Lutz, LLC	Delaware
OHI Asset (FL) Pensacola - Hillview, LLC	Delaware
OHI Asset (FL) Pensacola, LLC	Delaware
OHI Asset (FL), LLC	Delaware
OHI Asset (GA) Dunwoody, LLC	Delaware
OHI Asset (GA) Macon, LLC	Delaware
OHI Asset (GA) Moultrie, LLC	Delaware
OHI Asset (GA) Nashville, LLC	Delaware
OHI Asset (GA) Roswell, LLC	Delaware
OHI Asset (GA) Snellville, LLC	Delaware
OHI Asset (GA) Valdosta, LLC	Delaware

Omega Healthcare Investors, Inc.

Schedule B

Existing Registrant Guarantors	State or other jurisdiction of formation
OHI Asset (ID) Holly, LLC	Delaware
OHI Asset (ID) Midland, LLC	Delaware
OHI Asset (ID), LLC	Delaware
OHI Asset (IL), LLC	Delaware
OHI Asset (IN) American Village, LLC	Delaware
OHI Asset (IN) Anderson, LLC	Delaware
OHI Asset (IN) Beech Grove, LLC	Delaware
OHI Asset (IN) Clarksville, LLC	Delaware
OHI Asset (IN) Clinton, LLC	Delaware
OHI Asset (IN) Connersville, LLC	Delaware
OHI Asset (IN) Crown Point, LLC	Delaware
OHI Asset (IN) Eagle Valley, LLC	Delaware
OHI Asset (IN) Elkhart, LLC	Delaware
OHI Asset (IN) Forest Creek, LLC	Delaware
OHI Asset (IN) Fort Wayne, LLC	Delaware
OHI Asset (IN) Franklin, LLC	Delaware
OHI Asset (IN) Greensburg, LLC	Delaware
OHI Asset (IN) Indianapolis, LLC	Delaware
OHI Asset (IN) Jasper, LLC	Delaware
OHI Asset (IN) Kokomo, LLC	Delaware
OHI Asset (IN) Lafayette, LLC	Delaware
OHI Asset (IN) Madison, LLC	Delaware
OHI Asset (IN) Monticello, LLC	Delaware
OHI Asset (IN) Noblesville, LLC	Delaware
OHI Asset (IN) Rosewalk, LLC	Delaware
OHI Asset (IN) Salem, LLC	Delaware
OHI Asset (IN) Seymour, LLC	Delaware
OHI Asset (IN) Spring Mill, LLC	Delaware
OHI Asset (IN) Terre Haute, LLC	Delaware
OHI Asset (IN) Wabash, LLC	Delaware
OHI Asset (IN) Westfield, LLC	Delaware
OHI Asset (IN) Zionsville, LLC	Delaware
OHI Asset (LA) Baton Rouge, LLC	Delaware
OHI Asset (LA), LLC	Delaware
OHI Asset (MD) Baltimore - Pall Mall, LLC	Delaware
OHI Asset (MD) Baltimore - West Belvedere, LLC	Delaware
OHI Asset (MD) Salisbury, LLC	Delaware
OHI Asset (MD), LLC	Delaware
OHI Asset (MI) Carson City, LLC	Delaware
OHI Asset (MI) Heather Hills, LLC	Delaware
OHI Asset (MI), LLC	Delaware
OHI Asset (MO), LLC	Delaware
OHI Asset (MS) Byhalia, LLC	Delaware
OHI Asset (MS) Cleveland, LLC	Delaware
OHI Asset (MS) Clinton, LLC	Delaware
OHI Asset (MS) Columbia, LLC	Delaware
OHI Asset (MS) Corinth, LLC	Delaware
OHI Asset (MS) Greenwood, LLC	Delaware
OHI Asset (MS) Grenada, LLC	Delaware
OHI Asset (MS) Holly Springs, LLC	Delaware
OHI Asset (MS) Indianola, LLC	Delaware
OHI Asset (MS) Natchez, LLC	Delaware

Omega Healthcare Investors, Inc.

Schedule B

Existing Registrant Guarantors	State or other jurisdiction of formation
OHI Asset (MS) Picayune, LLC	Delaware
OHI Asset (MS) Vicksburg, LLC	Delaware
OHI Asset (MS) Yazoo City, LLC	Delaware
OHI Asset (NC) Biscoe, LLC	Delaware
OHI Asset (NC) Cornelius, LLC	Delaware
OHI Asset (NC) Drexel, LLC	Delaware
OHI Asset (NC) Fayetteville, LLC	Delaware
OHI Asset (NC) Hallsboro, LLC	Delaware
OHI Asset (NC) Marion, LLC	Delaware
OHI Asset (NC) Marshville, LLC	Delaware
OHI Asset (NC) Mocksville – 1007 Howard Street, LLC	Delaware
OHI Asset (NC) Mocksville – 1304 Madison Road, LLC	Delaware
OHI Asset (NC) Nashville, LLC	Delaware
OHI Asset (NC) Raeford, LLC	Delaware
OHI Asset (NC) Rocky Mount – 1558 S. Winstead, LLC	Delaware
OHI Asset (NC) Rocky Mount – 415 N. Winstead, LLC	Delaware
OHI Asset (NC) Salisbury, LLC	Delaware
OHI Asset (NC) Saluda, LLC	Delaware
OHI Asset (NC) Shallotte, LLC	Delaware
OHI Asset (NC) Wadesboro, LLC	Delaware
OHI Asset (NC) Waynesville, LLC	Delaware
OHI Asset (NC) Wilmington, LLC	Delaware
OHI Asset (NC) Winston Salem, LLC	Delaware
OHI Asset (NY) 2nd Avenue, LLC	Delaware
OHI Asset (NY) 93rd Street, LLC	Delaware
OHI Asset (OH) Huber Heights, LLC	Delaware
OHI Asset (OH) Lender, LLC	Delaware
OHI Asset (OH) New London, LLC	Delaware
OHI Asset (OH) Steubenville, LLC	Delaware
OHI Asset (OH) Toledo, LLC	Delaware
OHI Asset (OH) West Carrollton, LLC	Delaware
OHI Asset (OH), LLC	Delaware
OHI Asset (OR) Portland, LLC	Delaware
OHI Asset (OR) Troutdale, LLC	Delaware
OHI Asset (PA) GP, LLC	Delaware
OHI Asset (PA) West Mifflin, LP	Delaware
OHI Asset (PA), LLC	Delaware
OHI Asset (PA), LP	Maryland
OHI Asset (SC) Aiken, LLC	Delaware
OHI Asset (SC) Anderson, LLC	Delaware
OHI Asset (SC) Easley Anne, LLC	Delaware
OHI Asset (SC) Easley Crestview, LLC	Delaware
OHI Asset (SC) Edgefield, LLC	Delaware
OHI Asset (SC) Greenville Griffith, LLC	Delaware
OHI Asset (SC) Greenville Laurens, LLC	Delaware
OHI Asset (SC) Greenville North, LLC	Delaware
OHI Asset (SC) Greenville, LLC	Delaware
OHI Asset (SC) Greer, LLC	Delaware
OHI Asset (SC) Marietta, LLC	Delaware
OHI Asset (SC) McCormick, LLC	Delaware
OHI Asset (SC) Orangeburg, LLC	Delaware
OHI Asset (SC) Pickens East Cedar, LLC	Delaware

Omega Healthcare Investors, Inc.

Schedule B

Existing Registrant Guarantors	State or other jurisdiction of formation
OHI Asset (SC) Pickens Rosemond, LLC	Delaware
OHI Asset (SC) Piedmont, LLC	Delaware
OHI Asset (SC) Simpsonville SE Main, LLC	Delaware
OHI Asset (SC) Simpsonville West Broad, LLC	Delaware
OHI Asset (SC) Simpsonville West Curtis, LLC	Delaware
OHI Asset (TN) Bartlett, LLC	Delaware
OHI Asset (TN) Collierville, LLC	Delaware
OHI Asset (TN) Jefferson City, LLC	Delaware
OHI Asset (TN) Memphis, LLC	Delaware
OHI Asset (TN) Rogersville, LLC	Delaware
OHI Asset (TX) Anderson, LLC	Delaware
OHI Asset (TX) Bryan, LLC	Delaware
OHI Asset (TX) Burleson, LLC	Delaware
OHI Asset (TX) College Station, LLC	Delaware
OHI Asset (TX) Comfort, LLC	Delaware
OHI Asset (TX) Diboll, LLC	Delaware
OHI Asset (TX) Granbury, LLC	Delaware
OHI Asset (TX) Hondo, LLC	Delaware
OHI Asset (TX) Italy, LLC	Delaware
OHI Asset (TX) Schertz, LLC	Delaware
OHI Asset (TX) Winnsboro, LLC	Delaware
OHI Asset (TX), LLC	Delaware
OHI Asset (UT) Ogden, LLC	Delaware
OHI Asset (UT) Provo, LLC	Delaware
OHI Asset (UT) Roy, LLC	Delaware
OHI Asset (VA) Charlottesville - 1165 Pepsi Place, LLC	Delaware
OHI Asset (VA) Charlottesville, LLC	Delaware
OHI Asset (VA) Chesapeake, LLC	Delaware
OHI Asset (VA) Farmville, LLC	Delaware
OHI Asset (VA) Galax, LLC	Delaware
OHI Asset (VA) Hillsville, LLC	Delaware
OHI Asset (VA) Madison, LLC	Delaware
OHI Asset (VA) Martinsville SNF, LLC	Delaware
OHI Asset (VA) Mechanicsville, LLC	Delaware
OHI Asset (VA) Norfolk, LLC	Delaware
OHI Asset (VA) Portsmouth, LLC	Delaware
OHI Asset (VA) Richmond - 2420 Pemberton Road, LLC	Delaware
OHI Asset (VA) Richmond - 9101 Bon Air, LLC	Delaware
OHI Asset (VA) Rocky Mount, LLC	Delaware
OHI Asset (VA) Suffolk, LLC	Delaware
OHI Asset (WA) Battle Ground, LLC	Delaware
OHI Asset (WA) Fort Vancouver, LLC	Delaware
OHI Asset (WV) Danville, LLC	Delaware
OHI Asset (WV) Ivydale, LLC	Delaware
OHI Asset CHG ALF, LLC	Delaware
OHI Asset CSB LLC	Delaware
OHI Asset CSE-E Subsidiary, LLC	Delaware
OHI Asset CSE-E, LLC	Delaware
OHI Asset CSE-U Subsidiary, LLC	Delaware
OHI Asset CSE-U, LLC	Delaware
OHI Asset HUD CFG, LLC	Delaware
OHI Asset HUD Delta, LLC	Delaware

Omega Healthcare Investors, Inc.

Schedule B

Existing Registrant Guarantors	State or other jurisdiction of formation
OHI Asset HUD H-F, LLC	Delaware
OHI Asset HUD SF CA, LLC	Delaware
OHI Asset HUD SF, LLC	Delaware
OHI Asset HUD WO, LLC	Delaware
OHI Asset II (CA), LLC	Delaware
OHI Asset II (FL), LLC	Delaware
OHI Asset II (PA), LP	Maryland
OHI Asset III (PA), LP	Maryland
OHI Asset IV (PA) Silver Lake, LP	Maryland
OHI Asset Management, LLC	Delaware
OHI Asset RO PMM Services, LLC	Delaware
OHI Asset RO, LLC	Delaware
OHI Asset, LLC	Delaware
OHI Healthcare Properties Holdco, Inc.	Delaware
OHI Healthcare Properties Limited Partnership	Delaware
OHI Mezz Lender, LLC	Delaware
OHI Tennessee, LLC	Maryland
OHIMA, LLC	Massachusetts
Ohio Aviv Three, L.L.C.	Delaware
Ohio Aviv Two, L.L.C.	Delaware
Ohio Aviv, L.L.C.	Delaware
Ohio Indiana Property, L.L.C.	Delaware
Ohio Pennsylvania Property, L.L.C.	Delaware
Oklahoma Two Property, L.L.C.	Delaware
Oklahoma Warr Wind, L.L.C.	Delaware
Omaha Associates, L.L.C.	Delaware
Omega TRS I, Inc.	Maryland
Orange ALF Property, L.L.C.	Delaware
Orange Village Care Center, LLC	Ohio
Orange, L.L.C.	Illinois
Oregon Associates, L.L.C.	Delaware
Oso Avenue Property, L.L.C.	Delaware
Ostrom Avenue Property, L.L.C.	Delaware
Palm Valley Senior Care, LLC	Arizona
Panama City Nursing Center LLC	Delaware
Pavillion North Partners, LLC	Pennsylvania
Pavillion North, LLP	Pennsylvania
Pavillion Nursing Center North, LLC	Pennsylvania
Peabody Associates Two, L.L.C.	Delaware
Peabody Associates, L.L.C.	Delaware
Pennington Road Property, L.L.C.	Delaware
Pensacola Real Estate Holdings I, LLC	Florida
Pensacola Real Estate Holdings II, LLC	Florida
Pensacola Real Estate Holdings III, LLC	Florida
Pensacola Real Estate Holdings IV, LLC	Florida
Pensacola Real Estate Holdings V, LLC	Florida
Pocatello Idaho Property, L.L.C.	Delaware
Pomona Vista L.L.C.	Illinois
Prescott Arkansas, L.L.C.	Delaware
PV Realty-Clinton, LLC	Maryland
PV Realty-Kensington, LLC	Maryland
PV Realty-Willow Tree, LLC	Maryland

Omega Healthcare Investors, Inc.

Schedule B

Existing Registrant Guarantors	State or other jurisdiction of formation
Raton Property Limited Company	New Mexico
Ravenna Ohio Property, L.L.C.	Delaware
Red Rocks, L.L.C.	Illinois
Richland Washington, L.L.C.	Delaware
Ridgecrest Senior Care, LLC	Arizona
Riverside Nursing Home Associates Two, L.L.C.	Delaware
Riverside Nursing Home Associates, L.L.C.	Delaware
Rockingham Drive Property, L.L.C.	Delaware
Rose Baldwin Park Property L.L.C.	Illinois
S.C. Portfolio Property, L.L.C.	Delaware
Salem Associates, L.L.C.	Delaware
San Juan NH Property, LLC	Delaware
Sandalwood Arkansas Property, L.L.C.	Delaware
Santa Ana-Bartlett, L.L.C.	Illinois
Santa Fe Missouri Associates, L.L.C.	Illinois
Savoy/Bonham Venture, L.L.C.	Delaware
Searcy Aviv, L.L.C.	Delaware
Sedgwick Properties, L.L.C.	Delaware
Seguin Texas Property, L.L.C.	Delaware
Sierra Ponds Property, L.L.C.	Delaware
Skyler Boyington, LLC	Mississippi
Skyler Florida, LLC	Mississippi
Skyler Maitland LLC	Delaware
Skyler Pensacola, LLC	Florida
Skyview Associates, L.L.C.	Delaware
Southeast Missouri Property, L.L.C.	Delaware
Southern California Nevada, L.L.C.	Delaware
St. Joseph Missouri Property, L.L.C.	Delaware
St. Mary’s Properties, LLC	Ohio
Star City Arkansas, L.L.C.	Delaware
Stephenville Texas Property, L.L.C.	Delaware
Sterling Acquisition, LLC	Kentucky
Stevens Avenue Property, L.L.C.	Delaware
Sun-Mesa Properties, L.L.C.	Illinois
Suwanee, LLC	Delaware
Texas Fifteen Property, L.L.C.	Delaware
Texas Four Property, L.L.C.	Delaware
Texas Lessor – Stonegate GP, LLC	Maryland
Texas Lessor – Stonegate, Limited, LLC	Maryland
Texas Lessor – Stonegate, LP	Maryland
Texhoma Avenue Property, L.L.C.	Delaware
The Suburban Pavilion, LLC	Ohio
Tujunga, L.L.C.	Delaware
Tulare County Property, L.L.C.	Delaware
VRB Aviv, L.L.C.	Delaware
Washington Idaho Property, L.L.C.	Delaware
Washington Lessor – Silverdale, LLC	Maryland
Washington-Oregon Associates, L.L.C.	Illinois
Watauga Associates, L.L.C.	Illinois
Wellington Leasehold, L.L.C.	Delaware
West Pearl Street, L.L.C.	Delaware
West Yarmouth Property I, L.L.C.	Delaware

Omega Healthcare Investors, Inc.

Schedule B

Existing Registrant Guarantors	State or other jurisdiction of formation
Westerville Ohio Office Property, L.L.C.	Delaware
Wheeler Healthcare Associates, L.L.C.	Texas
Whitlock Street Property, L.L.C.	Delaware
Wilcare, LLC	Ohio
Willis Texas Aviv, L.L.C.	Delaware
Yuba Aviv, L.L.C.	Delaware